Exhibit 99.1

Harnessing the Power of the Human Memory B Cell JANUARY 2023 Immunome, Inc. 665 Stockton Drive, Suite 300 | Exton, PA 19341 610.321.3700 | immunome.com Copyright © 2023 Immunome, Inc. All rights reserved.

2 Disclaimers and Forward - Looking Statements Copyright © 2023 Immunome, Inc. All rights reserved. This presentation includes certain disclosures that contain “forward - looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding our beliefs and expectations regarding the advancement of our oncology and infectious disease programs and platform, execution of our regulatory, clinical and strategic plans, therapeutic potential and benefits of our programs and anticipated upcoming milestones for our programs, as well as the timing and progress of each of the foregoing matters. Forward - looking statements may be identified by the words “anticipate,” believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “suggest,” “may,” “will,” “could,” “should,” “seek,” “potential” and similar expressions. Forward - looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, the following: our ability to execute on our strategy, including with respect to R&D efforts, IND submissions and other regulatory filings, timing of these filings and the timing and nature of governmental authority feedback regarding the same, initiation and completion of any clinical studies, confirmatory testing and other anticipated milestones as and when anticipated; the fact that research and development data are subject to differing interpretations and assessments, including during the peer review/publication process in the scientific community and by regulatory authorities; whether our data will be published in a scientific journal and, if so, when and with what modifications; the effectiveness of our product candidates, including the possibility that further preclinical data and any clinical trial data may be inconsistent with earlier - published data and/or data used for advancing the product candidates; the fact that changes in the profile of the diseases that our programs target could emerge that could impact our ability to address those changes; our ability to fund operations; our reliance on vendors; our ability to execute on our plans for collaborations and partnerships; the competitive landscape; the impact of the COVID - 19 pandemic on our business, operations, strategy, goals and anticipated milestones; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Immunome’s Annual Report on Form 10 - K filed with the United States Securities and Exchange Commission (SEC) on March 28, 2022, and elsewhere in Immunome’s Quarterly Reports on form 10 - Q and other filings and reports with the SEC. All statements contained in this presentation are made as of the date specified on the cover, and we undertake no duty to publicly update or revise any such statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law. This presentation may contain product names, trade names, trademarks and service marks of Immunome and of other organizations, which are the properties of their respective owners. Statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation, including independent market research, industry publications and surveys, governmental agency publications and other publicly available information. While we believe that information provides a reasonable basis for these statements, it may be limited or incomplete and we may have not independently verified it. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review or verification of, all relevant information. We make statements and predictions about future dates for achievement of milestones related to our platform and our programs in this presentation. These statements and predictions involve risks and uncertainties based on various factors and evolution over time and, therefore, actual dates for these milestones may differ. In this presentation and oral commentary, we may discuss our current and potential future product candidates that have not yet undergone clinical trials or been approved for marketing by the U.S. Food and Drug Administration or other governmental authority. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied. This presentation does not constitute an offering of securities of any kind.

Immunome: Three-Pronged Strategy

Powered by Human Memory B Cell Interrogation

01

Successfully execute on AbbVie collaboration

- $30M upfront
- Eligible for up to:
  - $70M platform access payments
  - Per target option payments (low single digit millions)
  - $2.7B downstream economics
  - Tiered royalties

02

Extract value from the breadth of Immunome's Discovery Engine

- Platform and asset-based partnerships
- Novel oncology target/antibody pairs
  - Includes ADC, TCE modalities

03

Advance proprietary oncology pipeline

- IMM-ONC-01 (targeting IL-38) IND submission by mid-2023
- Research pipeline

Cash runway at least through 3Q 2024

Copyright © 2023 Immunome, Inc. All rights reserved.

3

Strategic Discovery Collaboration with AbbVie

> "Immunome's approach has the potential to unlock novel cancer biology and yield multiple therapeutic candidates."
>
> **STEVE DAVIDSEN**
> *VP, Oncology Discovery Research, AbbVie*

abbvie

FIERCE Biotech | Research | Biotech | Medtech | CRO | Special Reports | Trending Topics | Podcasts | Resources

BIOTECH

AbbVie inks Immunome solid tumor deal that could top $2.8B in biobucks

By Gabrielle Masson • Jan 6, 2023 11:50am

AbbVie | Immunome | biotech deals | antibody



immunome®

> "This collaboration with AbbVie, a true leader in the development and commercialization of oncology therapeutics, demonstrates the strength of Immunome's Discovery Engine."
>
> **PURNANAND SARMA**
> *President & CEO, Immunome*

→ AbbVie option to purchase worldwide rights for up to 10 novel target-antibody pairs arising from three specified tumor types

→ Key Financial Terms
- $30M upfront payment
- Eligible for additional payments up to:
  - $70M platform access payments (in addition to potential per target option payments – low single digit millions)
  - $120M per target development and first commercial sale milestones
  - $150M per target further sales-based milestones
  - Tiered royalties on global sales

Copyright © 2023 Immunome, Inc. All rights reserved.

4

We See the Disease Through the Lens of a Memory B Cell

Interrogate Most Educated Components of Immune Response in an Unbiased Manner at Industrial Scale

Patient responses unveil novel disease targets

01

Patients' immune responses **recognize and respond** to disease in clinically important ways[1]

Cataloging the Context-Dependent B Cell Response Against Cancer



MACROPHAGE
DENDRITIC CELL
ABERRANT GLYCOSYLATION
NON-SILENT GENE MUTATIONS
B CELL
ECTOPIC EXPRESSION
T CELL
TUMOR MICROENVIRONMENT
ANTIBODIES
MISFOLDED PROTEIN

02

Proprietary Discovery Engine **interrogates function** of patient memory B cell responses

We See the Disease Through the Lens of a Memory B Cell



Multiple Patients
Immortalizing B-cell Response
Antibody Screening
Antibody Validation
Therapeutic Output

03

Patient Ab responses point to **actionable public targets**[2]

Broad Applicability Across Therapeutic Areas



Growth Signaling
Membrane Dynamics
Immune Modulation
Novel Targets
Extracellular Matrix
Discovery Engine
Metabolism

1. *Nature* **577**:549-555, 556-560, & 561-65 (2020)
2. Immunome internal data

Copyright © 2023 Immunome, Inc. All rights reserved.

5

Broad Applicability Across Therapeutic Areas Unbiased Interrogation Unveils Targets & Underexplored Biology: Examples 6 Copyright © 2023 Immunome, Inc. All rights reserved. Immunology: Conserved Epitopes Identification of antibodies specific for broadly conserved epitopes, including across species Infectious Disease: Multi - modal Action Unique insights into breadth of immune response against SARS - CoV - 2 by super responder patients Oncology: Target Rich Clusters Targets identified across patients with different tumors cluster around distinct areas of tumor biology Immune Modulation Novel Targets Discovery Engine Extracellular Matrix DiMuzio et al VaccineX 2021 Need a figure for this panel Knowles et al Nature Reviews Molecular Cell Biology (2014) https:// doi.org /10.1038/nrm3810

Platform has Potential for Partnering Across Therapeutic Areas

01

Anti-Infectives

IMM-BCP-01
(SARS-CoV-2 Antibody Cocktail)

- $17.6M non-dilutive funding (OTA: W911Q-Y-20-9-0019)
- Funded by U.S. DoD JPEO-CBRND in collaboration with DHA

02

Oncology Solid Tumors

abbvie | immunome

Up to 10 novel antibody-target pairs in 3 tumor types

- $30M Upfront
- $70M Platform Milestones
- Low single digit millions options payments per target
- $120M/target Development and First Commercial Sale Milestones
- $150M/target Sales based Milestones
- Tiered Royalties on Global Sales

03

Oncology, Hematology

- Various Malignancies

04

Immune Disorders

- Auto-Immune Disorders
- Immunology

05

Neurology

- Neuroinflammation

Potential Future Therapeutic Areas

Copyright © 2023 Immunome, Inc. All rights reserved.

7

Immunome Pipeline

Targets Identified from Authentic Human Immune Response

	PROGRAM	POTENTIAL DISEASE OF RELEVANCE	STAGE	NEXT MILESTONE
ONCOLOGY	IMM-ONC-01 (Anti-IL-38) Soluble Cytokine, Immune Modulator Neutralize IL-38; recruit and activate immune cells	Squamous carcinomas of head & neck, gastroesophageal, lung	Preclinical Development	IND submission mid-2023
ONCOLOGY	IMM20059 (Anti-EPN1) Membrane Dynamics Ectopically expressed on cancer cells and exosomes; modulate receptor trafficking; reactivate exhausted anti-tumor T cells	Melanoma, breast, lung, bladder, genitourinary, and liver cancers	Target Research & Lead ID	Lead nomination
ONCOLOGY	Undisclosed oncology targets Suitable for ADC and T Cell Engager Modalities	Solid tumors	Target Research & Lead ID	Lead nomination
OTHER	IMM-BCP-01 (Anti SARS-CoV-2)* Three antibody cocktail (multi-modal action, including neutralization and complement activation)	COVID-19	Phase 1b*	Actively exploring partnerships

- *We completed dosing of the first cohort of patients with no significant treatment-related adverse events. We have decided to seek a partner in order to continue the trial and for any further development activities.*

Copyright © 2023 Immunome, Inc. All rights reserved.

8

ONCOLOGY Platform and Pipeline Copyright © 2023 Immunome, Inc. All rights reserved.

B cells: Critical Players in Immunity Oncology 10 Copyright © 2023 Immunome, Inc. All rights reserved. → B cell infiltration more closely associated with survival than T cell presence in multiple cancers → Success of I/O therapies appears to be associated with coordinated response including B cells and TLS in the unique context of each patient’s tumor microenvironment → However, specificity of the B cell immune repertoire has not been explored beyond known tumor antigens Cabrita et al, Nature (2020) Survival in Melanoma Patients

Immunome’s Discovery Engine Functional B Cell Interrogation to Actionable Public Targets 11 Copyright © 2023 Immunome, Inc. All rights reserved. Functional screening prioritizes patient - derived antibodies that bind to actionable public targets 0 .. 0 1 0 .. 1 1 1 0 1 0 0 0 20 40 60 80 100 Log Conc. (nM) % C y t o t o x i c i t y Antibody B -Vc-MMAF anti-RSV -Vc-MMAF Unconj. Vc-MMAF Cetuximab-Vc-MMAF Tr a s t u z u m a b ( H e r 2 ) 03 Memory B Cells Represent One of the Most Educated Components of the Human Immune System Discovery Engine interrogates patient memory B cell responses in unbiased manner and at industrial scale 02 Tumor Types B cells identify important targets within the natural context of disease 01 Pero et al, Clin Trans Immunol (2022) Autologous Tumor binding Immunome Internal Data

Unveiling "Tumor Context"

Novel Insights Into Tumor Targets and Biological Processes

Diverse Cancer Landscape

14	>350	~250K	>70
CANCERS	PATIENTS	HYBRIDOMAS	ANTIBODY / TARGET PAIR

Platform identifies both validated and novel actionable cancer targets

Identifies targets with expression linked to clinical outcomes (IMM-ONC-01 targeting IL-38)

Discovery Engine highlights unique features of cancer cells

→ Unexpected localization of proteins *(ectopic expression)* on tumor surface

Antibody responses across diverse cancers highlight common areas of target-rich biology



Growth Signaling
Membrane Dynamics
Immune Modulation
Novel Targets
Extracellular Matrix
Metabolism
Discovery Engine

Copyright © 2023 Immunome, Inc. All rights reserved.

12

Ectopic Expression: A Unique Class of Targets with Potentially High Tumor Selectivity High Throughput Identification of Antibody - Target Pairs for Novel Modalities 13 Copyright © 2023 Immunome, Inc. All rights reserved. Highly Productive Discovery Engine for ADC and TCE Targets High Throughput Functional Characterization: Example of a Typical Cascade Strong binding to tumor No binding to normal Internalization 5 T Cell Engager (TCE) mAbs (16%) Binds tumor cells Does not bind normal cells No internalization 5 ADC mAbs (16%) Binds tumor cells Does not bind normal cells Efficient internalization 32 Antibodies Ectopic Expression Ectopically Expressed Targets: Some proteins normally found intracellularly appear to be selectively expressed on surface of tumor cells 02 01

Example of an Ectopically Expressed Target as an ADC 14 Copyright © 2023 Immunome, Inc. All rights reserved. *Immunome internal data 0 1 0 0 0 2 0 0 0 3 0 0 0 4 0 0 0 0 10 20 30 40 Raw Binding Signal S - S c o r e 17. PR121-00372 C1 1orf68 Target B Ab Highly Selective for Single Protein Target Selective Tumor Cell Binding High Tumor:Normal Cell Binding Ratio Tumor Normal 0 .. 0 1 0 .. 1 1 1 0 1 0 0 0 20 40 60 80 100 Log Conc. (nM) % C y t o t o x i c i t y Anti-C1 1orf68-VC-MMAF Cetuximab-VC-MMAF Tr a s t u z u m a b - V C - M M A F anti-RSV -VC-MMAF free MMAF 0 .. 0 1 0 .. 1 1 1 0 1 0 0 0 20 40 60 80 100 Log Conc. (nM) % C y t o t o x i c i t y Antibody B -Vc-MMAF anti-RSV -Vc-MMAF Unconj. Vc-MMAF Cetuximab-Vc-MMAF Tr a s t u z u m a b ( H e r 2 ) Free MMAF Anti - RSV - VC - MMAF Antibody B - VC - MMAF Cetuximab (EGFR) - VC - MMAF Trastuzumab (Her2) - VC - MMAF Internalization Patient - derived Ab Suitable for ADC Format 0 6 12 18 24 0.0 5 .. 0 × 1 0 4 1 .. 0 × 1 0 5 1 .. 5 × 1 0 5 Ti m e ( h ) R e d t o t a l i n t e g r a t e d i n t e n s i t y / P h a s e A r e a Anti-C1 1orf68 a-RSV Neg Cntrl Antibody B 01

Recent Clinical Success and Approvals Fueling Significant Investment in the ADC Space ADC Market: New Targets and Technologies Likely to Accelerate Growth Significant Number Of Recent ADC Approvals 15 Copyright © 2023 Immunome, Inc. All rights reserved. 1. The Antibody Society. Therapeutic monoclonal antibodies approved or in regulatory review. January 14, 2023; www.antibodysociety.org/antibody - therapeutics - product - data .. | 2. www.cortellis.com | 3. www.clinicaltrials.gov Robust Deal Activity in Linker/Payload Technologies → 2020 - 2023 → >10 deals in the range $400M - $2.6B 2 Clinical Landscape 2,3 → >10 active Late Clinical Programs 2 → >130 active Early Clinical Programs 2 → >250 ongoing clinical studies 3 4. Image adapted from: Fu, Z., Li, S., Han, S. et al. Antibody drug conjugate: the “biological missile” for targeted cancer ther apy. Sig Transduct Target Ther 7, 93 (2022). https://doi.org/10.1038/s41392 - 022 - 00947 - 7 4 1

Novel Targets Could Drive Future ADC Market Growth

Commercial/Phase 3 Solid Tumor ADC Programs are Still Mostly Directed at a Limited Number of Known Targets[1,2]



TODAY
APPROVED
FolR1
TF
TROP2
Nectin4
HER2
LATE STAGE
CECAM5
ROR1
HER3
NaPi2b
cMet
CANONICAL
NON-CANONICAL

TOMORROW

Differentiated IMNM Platform

→ High throughput identification of novel targets

→ Ectopically expressed

1. The Antibody Society. Therapeutic monoclonal antibodies approved or in regulatory review. January 14, 2023; www.antibodysociety.org/antibody-therapeutics-product-data
2. The Antibody Society. Antibody therapeutics in late-stage clinical studies. January 14, 2023; www.antibodysociety.org/antibodies-in-late-stage-clinical-studies/

Copyright © 2023 Immunome, Inc. All rights reserved.

16

Substantial and Sustained Early - Stage ADC Partnering Activity 17 Copyright © 2023 Immunome, Inc. All rights reserved. → New ADC platforms are improving clinical outcomes of ADC products, leading to several recent approvals → Large recent investments in ADC platforms expected to increase the demand for novel targets → Ectopically expressed targets represent a unique ADC target class Merck - Kelun Preclinical (7 ADCs) Up to ~$9.5B 2022 Seagen - RemeGen Phase 2 Up to ~$2.6B 2021 BMS - Eisai Phase 1 Up to $3.1B 2021 Merck - Velos Phase 1/2 $2.8B 2020 AZN - Daiichi Sankyo Phase 1 Up to $6B 2020 BI - NBE Phase 1 $1.5B 2020 Preclinical Stage Deals 1 GSK - Mersana Preclinical Up to ~$1.3B 2022 1. www.cortellis.com

Oncology Lead Program IMM - ONC - 01 Copyright © 2023 Immunome, Inc. All rights reserved.

Anti-IL-38 in Oncology

Selective Immuno-oncology Therapy, IND Filing Anticipated Mid-2023

CPIs effective, but response rate is limited

Cytokine-targeted therapies limited by inappropriate TME context, off-target effects, poor efficacy

Anti-IL-38 therapy may overcome several limitations

- → IL-38 primarily expressed in epithelial tissues, frequent tumor source (carcinomas, adenomas)
- → IL-38 effects are context-dependent, based upon cell pathology and inflammatory status
- → Anti-IL-38 reactivates key immune antitumor pathways

IgG1 IL-38 neutralizing antibody expected to:

- → Promote activated immunocyte tumor infiltration
- → Enhance innate and adaptive immune antitumor response
- → Extend treatment response from hours to weeks
- → Benefit a significant proportion of patients treated

Potential indications include squamous cell carcinomas, such as head & neck, gastroesophageal and lung



Copyright © 2023 Immunome, Inc. All rights reserved.

19

IL - 38 is Expressed in Multiple Tumors 2 IHC Data Supports Transcriptional Data 3 → Tumor Versus Healthy Adjacent Tissue Expression (% of Patient Expression) → Pathology Scoring of Individual Head & Neck Cancer Patient Samples by Stage IL - 38 Expression in Solid Tumors 20 Copyright © 2023 Immunome, Inc. All rights reserved. D o c 0 3 1 4 4 4 R n s 0 5 0 2 6 8 D o c 1 8 0 3 7 0 D o c 1 6 0 1 1 8 D o c 1 7 0 3 0 8 R l a 1 5 0 0 7 6 R l a 0 6 0 0 7 7 R l a 0 2 0 0 5 4 R l a 0 9 0 0 3 7 R l a 1 1 0 0 2 6 R l a 1 3 0 0 4 2 R l a 1 3 0 0 3 0 R l a 1 4 0 0 6 5 R l a 0 1 0 0 8 8 D o c 0 9 0 2 4 7 D o c 0 6 2 3 0 2 D o c 0 6 2 2 3 8 D o c 0 6 2 3 0 7 D o c 0 3 0 4 6 3 D o c 1 3 0 4 7 2 D o c 1 3 0 4 9 8 D o c 1 1 0 1 9 3 D o c 0 2 2 7 8 2 D o c 1 4 0 0 7 3 D o c 1 4 0 1 4 8 D o c 0 6 2 3 0 5 D o c 0 9 0 1 4 9 D o c 0 7 0 3 6 9 D o c 1 4 0 0 4 5 D o c 1 0 0 3 0 8 D o c 1 8 0 0 7 4 R l a 0 1 0 1 6 2 R l a 1 3 0 0 5 8 R l a 0 1 0 1 7 3 R l a 1 3 0 0 6 5 R l a 0 2 0 0 6 3 R l a 0 5 0 0 0 7 R l a 0 2 0 0 5 8 D o c 0 6 1 8 3 0 D o c 0 6 0 6 2 1 R n s 0 2 0 6 6 6 D o c 1 4 0 1 8 5 D o c 0 3 1 8 0 8 D o c 0 7 0 3 1 0 D o c 1 4 0 0 5 2 D o c 1 8 0 3 6 5 D o c 1 6 0 0 7 7 D o c 0 3 0 4 5 6 D o c 0 6 2 2 9 8 R l a 0 1 0 0 0 5 R l a 1 0 0 0 1 8 R l a 1 0 0 0 1 0 R l a 1 5 0 0 9 8 R l a 0 1 0 0 5 9 R l a 0 2 0 0 5 3 R l a 0 1 0 1 0 7 R l a 1 5 0 0 9 2 R l a 0 1 0 1 0 9 R l a 0 1 0 1 0 6 R l a 0 5 0 2 7 2 R l a 0 1 0 1 4 5 R l a 0 6 0 0 2 4 R l a 0 1 0 0 7 2 R l a 0 2 0 2 5 8 R l a 0 1 0 1 4 4 R l a 0 6 0 0 8 8 R l a 0 2 0 0 6 0 R l a 0 6 0 5 9 6 D o c 1 4 0 1 2 4 D o c 1 8 0 2 6 8 0 2 4 6 Stage I Stage II Stage III Stage IV A Weak Moderate Strong Negative SCC of Max. Sinus Stage III. T3N0M0 SCC of Tongue root Stage II. T2N0M0 ACC of Parotid Stage II. T2N0M0 Isotype Control Anti IL - 38 (Immunome Clone) Weak Moderate Strong Head & Neck Lung, Squamous Esophagus Cervix Skin Lung, Adeno 23% 53% 41% 48% 25% 14% 30% 9% Bladder Prostate log2TPM log2TPM 1. Source: Tempus Real - World Data 2. Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset 3. Immunome Internal Data IL - 38 Expression Confirmed in Multiple Tumors of High Unmet Medical Need 1

IL - 38 Overexpression Inhibits Infiltration of T cells into Tumors In Vivo High IL - 38 Expression is Associated with Reduced Immune Cell Infiltration* → IL - 38 high tumor samples correlate with reduced infiltration of multiple immune subsets, especially in lung, head & neck, and gastroesophageal cancers IL - 38 Expression is Associated with Reduced Immune Cell Infiltration 21 Copyright © 2023 Immunome, Inc. All rights reserved. *Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset Similar findings were also confirmed in real - world data (Tempus) - 0 .. 6 - 0 .. 4 - 0 .. 2 0 .. 0 0 .. 2 0 .. 4 0 .. 6 SK C M C ESC LUAD ESC A L U SC H N SC T Cells - 0 .. 3 - 0 .. 2 - 0 .. 1 0 .. 0 0 .. 1 0 .. 2 0 .. 3 SK C M C ESC LUAD ESC A L U SC H N SC B Cells - 0 .. 6 - 0 .. 4 - 0 .. 2 0 .. 0 0 .. 2 0 .. 4 0 .. 6 SK C M C ESC LUAD ESC A L U SC H N SC Macrophages - 0 .. 5 0 - 0 .. 2 5 0 .. 0 0 0 .. 2 5 0 .. 5 0 SK C M C ESC LUAD ESC A L U SC H N SC Monocytes - 0 .. 2 - 0 .. 1 0 .. 0 0 .. 1 0 .. 2 SK C M C ESC LUAD ESC A L U SC H N SC NK Cells SK C M C ESC LUAD ESC A L U SC H N SC Key D e c r e a s e d i n I L - 3 8 H i g h T u m o r s I n c r e a s e d i n I L - 3 8 H i g h T u m o r s ImSig Score Dif ference (IL-38 High minus IL-38 low) Kinoshita et al, Cancer Immunol. Immunother ..(2021) 70:123 1200 1000 800 600 400 200 CD3 (/mm 2 ) LLC - vector LLC – IL38 800 700 600 500 400 300 200 100 0 CD8 (/mm 2 ) LLC - vector LLC – IL38

IMM - ONC - 01 Anti IL - 38 Antibody Blocking IL - 38 Leads to Tumor Control in Two Different Tumor Models 1 22 Copyright © 2023 Immunome, Inc. All rights reserved. Demonstration of Anti - Tumor Activity (B16.F10 Model) Induction of Anti - Tumor Memory (EMT6 Model) → Immunologically cold tumor model → IMM - ONC - 01 significantly inhibits B16.F10 tumor growth in vivo at 10 and 50 mg/kg doses → ~40% response rate upon treatment with IMM - ONC - 01 → Animals with complete cures resistant to tumor re - challenge – Strongly suggests immunological memory – Consistent with indirect effect on T cells 0 1 0 2 0 3 0 4 0 0 5 0 1 0 0 D a y % S u r v i v a l I M M - O N C - 0 1 V e h i c l e c o n t r o l 5 1 0 1 5 2 0 2 5 0 2 5 0 5 0 0 7 5 0 1 0 0 0 D a y T u m o r V o l u m e M e a n ± S E M ( m m 3 ) V e h i c l e c o n t r o l I M M - O N C - 0 1 1. AACR - NCI - EORTC Molecular Targets & Cancer Therapeutics Meeting, October 2021 ( https://doi.org/10.1158/1535 - 7163.TARG - 21 - LBA022 ) Isotype IMM - ONC - 01 50 10 50 mg/Kg Q3D * p < 0.05

→ In vitro and in vivo preclinical research confirms antitumor activity of IMM - ONC - 01 in solid tumors as a monotherapy → Gene expression profiling of patient tumors suggest normal IL - 38 biology is co - opted by tumors of squamous origin to suppress immune infiltration → IMM - ONC - 01 exhibits favorable pharmacokinetic profile → IMM - ONC - 01 is well tolerated in GLP toxicology studies → Potential indications include squamous cell carcinomas, such as head & neck, gastroesophageal and lung IND Submission Anticipated in Mid - 2023 23 IMM - ONC - 01 Program Summary Copyright © 2023 Immunome, Inc. All rights reserved. Takeda et al. PLoS One (2017)

24 Financial Overview and Intellectual Property Snapshot Copyright © 2023 Immunome, Inc. All rights reserved. → Cash at least through 3Q 2024 → Eligible for additional platform access and option payments during the research term in the AbbVie Collaboration → Platform enables flexible business model – partnerships and proprietary programs Active ongoing research will generate additional IP, including trade secrets and patent applications around platform and pipeline Antibodies for lead oncology programs and uses thereof covered by international patent applications; projected expirations in 2039 and beyond Platform technology and discovery engine protected through base patents and know - how exclusively - licensed by Immunome and further patents and trade secrets owned by Immunome

Immunome "At a Glance"

Disruptive Platform Leveraging Human Immune Response

Discovery Of Novel Antibody-Target Pairs

- Enabled by patient memory B cell interrogation
- Widely applicable across therapeutic areas
- Platform uniquely suited to rapidly identify novel Antibody-Drug Conjugate (ADC) targets

Validating Collaborations

- AbbVie collaboration $30M upfront and up to ~$2.8B in total
- $17.6M funding from U.S. DoD JPEO-CBRND in collaboration with DHA

Deep Research Pipeline

- Antibody targeting EPN1: Ectopically expressed, may allow for tumor specific targeting
- Multiple additional novel targets enabling next-generation modalities (ADCs, T cell engagers)

Lead program, Anti IL-38 Antibody IND Submission Mid-2023

- IL-38: A novel context dependent immune modulator in multiple solid tumors with poor prognosis
- Potential indications: squamous carcinomas of head & neck, gastroesophageal and lung

Capital-Efficient Business Strategy

- Strong cash position; runway through at least 3Q 2024
- Value creation through partnerships and proprietary programs

Copyright © 2023 Immunome, Inc. All rights reserved.

25

Experienced Management Team



Purnanand Sarma, PhD
President & CEO

Former CEO of Taris Biomedical
Sold to Johnson & Johnson in 2019



Corleen Roche
Chief Financial Officer

Former US CFO, Biogen
Former CFO, Global Vaccines, Wyeth/Pfizer



Dennis Giesing, PhD
Chief Development Officer

Former CSO at Taris Biomedical
Led BARDA funded pandemic flu program at MediVector



Matthew Robinson, PhD
Chief Technology Officer

Antibody Structure Function Expert formerly at Fox Chase Cancer Center



Sandra Stoneman, Esq.
Chief Legal Officer

Former Partner at Duane Morris
Life Sciences practice group leader



Mike Morin, PhD
Chief Scientist

Oversaw cancer, immunology and anti-bacterial drug discovery at Pfizer

Copyright © 2023 Immunome, Inc. All rights reserved.

26

27 Board of Directors Copyright © 2023 Immunome, Inc. All rights reserved. Michael Rapp Chairman of the Board John LaMattina , PhD Franklyn G. Prendergast, MD Michael Lefenfeld Philip Wagenheim Managing Member, Broadband Capital Investments, LLC Formerly President, Pfizer Global Research & Development President and CEO, Hexion, Inc. Former President and CEO, Cyanco Co - founder of SiGNa Chemistry Managing Partner, Broadband Capital Partners, LLC Purnanand Sarma , PhD President & CEO, Immunome Former CEO of Taris Biomedical Sold to Johnson & Johnson in 2019 Former charter Director of the Mayo Center for Individualized Medicine Former member of the Mayo Board of Governors Former member of the Mayo Foundation’s Board of Trustees Former Director of the Mayo Clinic Comprehensive Cancer Center Former non - executive member of the Board of Directors, Eli Lilly Richard Baron Former VP and CFO, Zynerba Pharmaceuticals, Inc. Former SVP and CFO, Globus Medical Former CFO, various biotech, managed care and generics companies